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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 30, 2005
                                                          -------------


                               Intelligroup, Inc.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           New Jersey                 0-20943             11-2880025
-------------------------------- ---------------- ---------------------------
  (State or Other Jurisdiction     (Commission          (IRS Employer
        of Incorporation)           File Number)      Identification No.)


499 Thornall Street
Edison, New Jersey                                                   08837
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (732) 590-1600
             -----------------------------------------------------
              (Registrant's telephone number, including area code)



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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.01.   Entry into a Material Definitive Agreement.

         Intelligroup, Inc. (the "Company") entered into a one year employment agreement ("Agreement") with Vikram Gulati, the Company's Chief Executive Officer and President ("Executive") effective June 30, 2005.

         The Agreement provides for, among other things, (i) an annual base salary of $225,000; (ii) a potential annual bonus in the amount of up to one hundred (100%) percent of such base salary, prorated for the first year of employment, subject to the Executive meeting certain objectives to be agreed upon between the Company and Executive; (iii) a grant of 500,000 stock options priced at $1.45 and, subject to shareholder approval, a subsequent grant of 400,000 options priced at $1.25; (iv) that upon the effectiveness of a Change in Control (as defined in the Agreement): (a) option vesting shall be accelerated by twelve (12) months for all the remaining options, to the extent not vested and exercisable, and (b) in the event Venture Tech should own less than ten (10%) of the Company's outstanding shares or the Company terminates Executive's employment or changes the Executive's role (as defined in the Agreement) all remaining options, to the extent not vested and exercisable, shall become fully vested and exercisable; (v) continuation of base salary payments for twelve (12) months following termination of the Agreement unless the Agreement is terminated for cause (as defined in the Agreement); and (vi) reimbursement of all reasonable relocation expenses incurred by the Executive.

         The foregoing description of the Agreement is qualified in its entirety by reference to such document. A copy of this Agreement is filed as Exhibit 10.1 to this Form 8-K.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit 10.1 - Employment Agreement between Company and Vikram Gulati


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                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    INTELLIGROUP, INC.

                                                  By: /s/ Madhu Poomalil
                                                      --------------------------
                                                  Name:  Madhu Poomalil
                                                  Title: Chief Financial Officer


Date: July 7, 2005